Exhibit 32.1

CERTIFICATION OF BARRY SOMMERVAIL
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of M45 Mining Resources, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2010 as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2010	s/ Barry Sommervail
Barry Sommervail
Chief Executive Officer